                                                                   EXHIBIT 10.29


                     AMENDMENT NO. 1 TO RETENTION AGREEMENT
                     --------------------------------------


          THIS AMENDMENT NO. 1 TO RETENTION AGREEMENT (this "Amendment"), dated
                                                             ---------
as of April  __, 1998, amends that certain Letter Agreement (the "Retention
                                                                  ---------
Agreement"), dated as of September 30, 1997, by and between Herman W. Beach
---------
("Executive") and Raytheon Commercial Laundry LLC, a Delaware limited liability
-----------
company  (the "Company").  Capitalized terms used herein and not defined shall
               -------
have the meanings assigned to them in the Retention Agreement.

          WHEREAS, pursuant to the terms of the Retention Agreement, the Company agreed to pay Executive, upon certain terms and conditions, a Retention Bonus;

          WHEREAS, the Retention Bonus is currently due and payable in three parts: Part One being due and payable as of April 20, 1998 or May 20, 1998, as the case may be (the "First Bonus Payment"), Part Two being due and payable as
                      -------------------
of October 20, 1998 (the "Second Bonus Payment") and Part Three being due and
                          --------------------
payable as of October 20, 1999 (the "Third Bonus Payment");
                                     -------------------

          WHEREAS, the Company is a party to a certain Agreement and Plan of Merger (the "Merger Agreement"), dated February 21, 1998, by and among the
             ----------------
Company, Raytheon Company, a Delaware corporation, Bain/RCL, L.L.C., a Delaware limited liability company, and RCL Acquisitions, L.L.C., a Delaware limited liability company ("MergeCo"), pursuant to which MergeCo will merge with and
                    -------
into the Company (the "Merger") with the Company being the surviving entity;
                       ------

          WHEREAS, the Executive has no current right to receive or draw upon any portion of the Retention Bonus and would forfeit his or her right to receive payment thereof if he or she resigned from the Company prior to the dates on which the Retention Bonus is payable; and

          WHEREAS, in contemplation of the Merger and transactions related thereto, the Executive and the Company wish to amend the Retention Agreement to defer the payment of the First Bonus Payment until the date of the Second Bonus Payment.

          NOW THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, the parties do hereby agree as follows:

          1.   Deferment of the First Bonus Payment.  The paragraph entitled
               ------------------------------------
"Schedule of Payments" under Paragraph 2 of the Retention Agreement shall be
---------------------
amended in its entirety to read as follows:

               "Schedule of Payments.  The Retention Bonus shall be paid in
                ---------------------
          two parts.

               Part One:  Part One is fifty percent (50%) of the Retention
                 --------
          Bonus and shall be payable on October 20, 1998.

               Part Two: Part Two is fifty percent (50%) of the Retention Bonus
               --------
     and shall payable on October 20, 1999."

          2.   Effect of this Amendment.  The Retention Agreement, as amended
               ------------------------
pursuant to the terms of this Amendment, shall continue in full force and effect after the time of this Amendment.

                         *    *     *    *    *

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Retention Agreement to be executed as of the day and year first written above.


                              RAYTHEON COMMERCIAL LAUNDRY LLC

                              By:_______________________________________

                              Its:_______________________________________



                              ________________________________________
                              HERMAN W. BEACH